UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) April 22, 2003

Vitesse Semiconductor Corporation

(Exact name of registrant as specified in its chapter)

Delaware	0-19654	77-0138960
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

741 Calle Plano, Camarillo, California	93012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (805) 388-3700

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7:    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1	Earnings Press Release, dated April 22, 2003

ITEM 9:    REGULATION FD DISCLOSURE

On April 22, 2003 the Company announced its financial results for the Quarter ended March 31, 2003. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2003

VITESSE SEMICONDUCTOR CORPORATION

By:	/S/ EUGENE F. HOVANEC
Eugene F. Hovanec Vice President, Finance and Chief Financial Officer